UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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Pressure BioSciences, Inc.

(Name of Registrant as Specified In Its Charter)
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#15229187 v2

Pressure BioSciences, Inc.

14 Norfolk Avenue

South Easton, MA 02375

(508) 230-1828 (T)

(508) 230-1829 (F)

www.pressurebiosciences.com

November 1, 2012

Dear Stockholder:

You are cordially invited to attend the Special Meeting in Lieu of the Annual Meeting of Stockholders (the “Meeting”) of Pressure BioSciences, Inc. (the “Company”) to be held on Thursday, December 13, 2012, at 2:00 p.m. at the Company’s principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375.

Detailed information about the Meeting and the proposals to be acted upon is included in the accompanying notice of Meeting and proxy statement.  The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 also accompanies this letter.

Whether or not you plan to attend the Meeting, you can ensure your shares of the Company’s common stock are voted at the Meeting by submitting your instructions in writing by returning the enclosed proxy card.  If you plan to attend the Meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy.

If your shares are held in street name, in addition to other non-routine matters, brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote.  Proposal No. 1 presented in this Proxy Statement is considered a non-routine matter while Proposal No. 2 in this Proxy Statement is considered a routine matter.  If your shares are held in street name, it is important that you provide instructions to your broker regarding the voting of your shares.

Sincerely,

Jeff Peterson

Jeffrey N. Peterson

Chairman of the Board of Directors

PRESSURE BIOSCIENCES, INC.

NOTICE OF SPECIAL MEETING

IN LIEU OF THE ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 13, 2012

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting in Lieu of the Annual
Meeting of Stockholders to be Held on December 13, 2012.

The Proxy Statement and Annual Report on Form 10-K are available at http://www.pressurebiosciences.com/newsroom/category/investor-relations/2012-shareholder-proxy

NOTICE is hereby given that a Special Meeting in Lieu of the Annual Meeting of Stockholders (the “Meeting”) of Pressure BioSciences, Inc. (“PBI” or the “Company”) will be held on December 13, 2012, at 2:00 p.m. at the Company’s principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375, for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	To elect two Class I Directors to hold office until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2012.

3.	To consider and vote upon any matters incidental to the foregoing purposes and any other matters which may properly come before the Meeting or any adjourned session thereof.

The Board of Directors has fixed the close of business on October 15, 2012 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Directors:

Richard T. Schumacher
Clerk
South Easton, Massachusetts

November 1, 2012

IMPORTANT

Whether or not you intend to attend the Meeting in person, please ensure that your shares of the Company’s common stock are present and voted at the Meeting by submitting your instructions in writing by completing, signing, dating, and returning the enclosed proxy card in the enclosed, self-addressed envelope.

This notice, proxy statement and form of proxy card are being first mailed to stockholders of the Company on or about November 2, 2012.

PRESSURE BIOSCIENCES, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING IN LIEU OF

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 13, 2012

General

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Pressure BioSciences, Inc., a Massachusetts corporation, with its principal executive offices located at 14 Norfolk Avenue, South Easton, MA 02375, for use at the Special Meeting in Lieu of the Annual Meeting of Stockholders to be held on December 13, 2012 at 2:00 p.m. and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth herein and in the accompanying Notice of Special Meeting in Lieu of the Annual Meeting of Stockholders.  In this proxy statement we refer to Pressure BioSciences, Inc. as “PBI,” “the Company,” “we,” or “us”.

The enclosed proxy relating to the Meeting is solicited on behalf of the Company’s Board of Directors (the “Board of Directors” or the “Board”) and the cost of such solicitation will be borne by the Company.  Certain of the Company’s officers and regular employees may solicit proxies by correspondence, telephone, or in person, without extra compensation.  We will also pay to banks, brokers, nominees, and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.  It is expected that this proxy statement, the accompanying notice of Meeting, proxy card, and Annual Report on Form 10-K for the fiscal year ended December 31, 2011 will be sent or given to stockholders on or about November 2, 2012.

Voting Securities and Record Date

Stockholders of record of the Company’s common stock, $0.01 par value (the “Common Stock”), at the close of business on October 15, 2012, the record date for the Meeting, will be entitled to receive notice of, and to vote at, the Meeting.  As of October 15, 2012, there were issued and outstanding 11,334,889 shares of Common Stock, all of which are entitled to vote.  Each share of Common Stock outstanding at the close of business on the record date is entitled to one vote on each matter that is voted.  In addition, as of October 15, 2012, there were issued and outstanding 300 shares of the Company’s Series D Convertible Preferred Stock, par value $0.01 per share (“Series D Preferred Stock”), 200 shares of the Company’s Series E Convertible Preferred Stock, par value $0.01 per share (“Series E Preferred Stock”), and 120,095 shares of the Company’s Series G Convertible Preferred Stock, par value $0.01 per share (“Series G Preferred Stock”), none of which are entitled to vote at the Meeting.

Quorum

A quorum, consisting of the holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting, will be required to be present in person or by proxy for the transaction of business at the Meeting.  Stockholders of record present at the Meeting in person or by proxy, abstentions, and “broker non-votes” (as defined below) are counted as present or represented at the Meeting for the purpose of determining whether a quorum exists.  A “broker non-vote” occurs when a broker, bank, or representative (“broker or representative”) does not vote on a particular matter because it either does not have discretionary voting authority on that matter or it does not exercise its discretionary voting authority on that matter.

Manner of Voting

Stockholders of Record

Shares entitled to be voted at the Meeting can only be voted if the stockholder of record of such shares is present at the Meeting or returns a signed proxy card.  Shares represented by a valid proxy will be voted in accordance with your instructions.

A stockholder of record who votes his or her shares by returning a proxy card, may revoke the proxy at any time before the stockholder’s shares are voted at the Meeting by written notice to the Clerk of the Company received prior to the Meeting, by executing and returning a later dated proxy card prior to the Meeting, or by voting by ballot at the Meeting.

Beneficial Stockholders

If you hold your shares through a broker or representative, you can only vote your shares in the manner prescribed by the broker or representative. Detailed instructions from your broker or representative will generally be included with your proxy material. These instructions may also include information on whether your shares can be voted by telephone or over the Internet or the manner in which you may revoke your votes. If you choose to vote your shares by telephone or over the Internet, you should follow the instructions provided by the broker or representative.

Voting of Proxies

The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company.  Shares represented by proxy will be voted in accordance with your specific instructions.  If you sign and return your proxy card without indicating specific instructions, your shares will be voted FOR each of Proposal Nos. 1 and 2.  If any other matters shall properly come before the Meeting, the authorized proxy will be voted by the proxies in accordance with their best judgment.

If you hold your shares as a beneficial owner rather than a stockholder of record, your broker or representative will vote the shares that it holds for you in accordance with your instructions (if timely received) or, in the absence of such instructions, your broker or representative may vote on certain matters for which it has discretionary voting authority.  Your broker will be permitted to vote your shares on Proposal No. 2 without your instructions.  Proposal No. 1 is considered a “non-routine” matter and your broker or representative does not have discretionary voting authority with respect to these matters.  Therefore, the shares that do not receive voting instructions will be treated as “broker non-votes.”

Required Vote

Abstentions and broker non-votes are included in the number of shares present or represented for purposes of a quorum, but are not considered as shares voting or votes cast with respect to any matter presented at the Meeting.

The affirmative vote of the holders of a plurality of the votes cast by stockholders at the Meeting is required for Proposal No. 1 to elect the nominees as Class I Directors of the Company.  Abstentions and broker non-votes will not have any effect on the Proposal No. 1 to elect directors.

With respect to Proposal No. 2, our Amended and Restated Bylaws, as amended, do not require that our stockholders ratify the appointment of Marcum LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance.  If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.  Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the votes cast at the Meeting.    Abstentions will have the effect of being cast against Proposal No. 2 and broker non-votes will have no effect.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, two Class I Directors are to be elected to serve until the 2015 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.  The Board of Directors, upon the recommendation of the Nominating Committee, has nominated R. Wayne Fritzsche and Jeffrey N. Peterson for election as Class I Directors.  Mr. Fritzsche and Mr. Peterson are currently directors of the Company and have not been nominated pursuant to any arrangement or understanding with any person.

The Company’s Restated Articles of Organization, as amended (the “Articles of Organization”), and Amended and Restated Bylaws, as amended (the “Bylaws”), provide that our Board of Directors shall be divided into three classes.  At each annual meeting of stockholders, the directors elected to succeed those whose terms expire are identified as being in the same class as the directors they succeed and are elected to hold office for a term to expire at the third annual meeting of stockholders after their election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual director shall be elected is made because of a change in the number of directors.

Our Articles of Organization and Bylaws do not require our stockholders to elect any directors in a class the term of office of which extends beyond the Meeting.  The terms of office of Messrs. Fritzsche and Peterson, the Company’s Class I Directors, expire at the Meeting.  The terms of office of the Class II Directors and Class III Directors, comprised of Vito J. Mangiardi, Kevin A. Pollack and Richard T. Schumacher, continue after the Meeting.

At the Meeting, it is the intention of the persons named as proxies to vote for the election of Messrs. Fritzsche and Peterson as Class I Directors.  In the unanticipated event that either of Mr. Fritzsche or Mr. Peterson should be unable to serve, the persons named as proxies will vote the proxy for such substitute(s), if any, as the present Board of Directors may designate or the present Board of Directors may reduce the number of directors.

In selecting members for our Board of Directors, we consider each individual’s unique and diversified background and expertise.  We believe that selecting directors with a wide range of talents and skills provides a functional diversity that allows our Board to provide strong leadership.  The following noteworthy experience, qualifications, attributes and skills for each Board member, together with the biographical information for each nominee described below, led to our conclusion that the person should serve as a director of PBI in light of our business and structure:

•
Mr. Jeffrey N. Peterson, the Chairman of our Board, is the CEO of Target Discovery, Inc., a personalized medicine diagnostics company, and has broad executive, general management, multi-functional, multi-business, and international experience.

•
Mr. R. Wayne Fritzsche provides substantial experience and skills in financial, management and operational matters.  Mr. Fritzsche is the founder and current president of FAI LLC, a consulting firm that provides strategic, financial, and scientific consulting to medical companies in the life sciences and healthcare industries.

•	Mr. Vito J. Mangiardi has broad executive, general management, multi-functional, multi-business, and international experience, specifically in the life sciences field.

•
Mr. Kevin A. Pollack provides a wealth of knowledge and experience in financial and administrative matters.   Mr. Pollack is currently serving as a managing director of Paragon Capital LP, a private investment firm.

•
Mr. Richard T. Schumacher, the Company’s founder, provides valuable operational, sales and marketing, financial, and management expertise and experience and has significant knowledge of the Company’s technology and products.  Prior to founding the company, Mr. Schumacher spent over 16 years working in the clinical research setting.  In the more than 30 years since the Company’s formation, Mr. Schumacher has served the Company in various roles, including President, Chief Executive Officer and Chairman.

Vote Required to Elect the Nominees as Directors

The affirmative vote of the holders of a plurality of the votes cast by stockholders at the Meeting is required for the election of R. Wayne Fritzsche and Jeffrey N. Peterson as Class I Directors of the Company.

The Board of Directors recommends that stockholders vote “FOR” the election of R. Wayne Fritzsche and Jeffrey N. Peterson as Class I Directors of the Company.

Information on Nominees and Other Directors

The following information includes additional information as of the date of this proxy statement about each nominee and director whose term extends beyond the Meeting, including his age, all positions he holds with us, his principal occupation and business experience during the past five years, the names of other publicly-held companies for which he currently serves as a director or held a directorship during the past five years, and the year in which each nominee’s term would expire, if elected.

Name	Age	Position	Director Since	Year Term Expires, if Elected, and Class
Jeffrey N. Peterson*(1)	57	Chairman of the Board	2011	2015 Class I
R. Wayne Fritzsche*	63	Director	2003	2015 Class I
Vito J. Mangiardi(1)	63	Director	2012	2013 Class II
Kevin A. Pollack(1)	42	Director	2012	2013 Class II
Richard T. Schumacher	62	Director, President, Chief Executive Officer, Treasurer, and Clerk	1978	2014 Class III

________________
*Nominees for Class I Director.
(1) Member of the Audit Committee, Compensation Committee, and Nominating Committee

Mr. Jeffrey N. Peterson has served as a director of the Company since July 2011 and recently as Chairman of the Board starting in 2012.  Since 1999, he has served as the chief executive officer of Target Discovery, Inc. (“TDI”), a personalized medicine diagnostics (PMDx) company.  Mr. Peterson also serves as Chairman of TDI’s majority-owned subsidiary, Veritomyx, Inc., which is completing development and commercialization of a tool in accurate peptide, protein and isoform identification and characterization.  For three years prior to incorporating and joining TDI, Mr. Peterson served as CEO of Sharpe, Peterson, Ocheltree & Associates, an international business development consulting firm assisting Fortune 500 and many smaller firms in business expansion and strategy.  Prior to that, he spent 9 years in key management roles in Abbott Laboratories’ Diagnostics and International (Pharmaceuticals, Hospital Products, Nutritionals, and Consumer) businesses, last serving as CEO and General Manager of Abbott South Africa.  Mr. Peterson’s experience prior to Abbott Laboratories included 11 years with General Electric’s Engineered Materials and Plastics businesses, spanning roles in strategic planning, business development, technology licensing, marketing and sales, operations, quality control and R&D. Mr. Peterson holds BSChE and MSChE (Chemical Engineering) degrees from MIT. He serves as Chair Emeritus of the BayBio Institute, a non-profit organization serving the life science community, and on the board of BayBio, a trade association for the life sciences industry in Northern California. He is a member of the Coalition for 21st Century Medicine, and of BIO’s Personalized Medicine & Diagnostics Group.  Mr. Peterson has served on the board of directors SanGlobal Ed Corp. (d/b/a MyVerse), a teen and collegiate personal and professional development web and mobile resource site.

Mr. R. Wayne Fritzsche has served as a director of the Company since October 2003.  Mr. Fritzsche served as Chairman of the Board of Directors of the Company from 2003 to 2012.  Mr. Fritzsche has served as a member of the Company’s Scientific Advisory Board since 1999.  Mr. Fritzsche is the founder of FAI LLC, a consulting firm that provides strategic, financial, and scientific consulting to medical companies in the life sciences and healthcare industries, and has served as its President since 1991.  He was a part of the founding group of The Immune Response Company (IMNR) along with Dr. Jonas Salk.  From 2001 until 2004, Mr. Fritzsche served as a board member of Opexa Pharmaceuticals, a multiple sclerosis and cell immunology therapy company, and Vascular Sciences, Inc., an extracorporeal, macular degeneration company. He also previously served as a board member of Intelligent Medical Imaging, an automated microscopic imaging company, from 1994 to 1997, Clarion Pharmaceuticals, a drug development company, from 1994 to 1996, Nobex Pharmaceuticals, a drug delivery firm, from 1996 to 2001, Cardio Command, Inc., a transesophageal cardiac monitoring and pacing firm, from 1999 to 2001, and Hesed BioMed, an antisense oligonucleotide and catalytic antibody company, from 2000 to 2002.  Mr. Fritzsche is a founder of Transplant, Inc., an organ transplant device company whose primary focus is in heart transport. Mr. Fritzsche holds a BA from Rowan University (formerly Glassboro State College), and an MBA from the University of San Diego.

Mr. Vito J. Mangiardi has served as a director of the Company since July 2012.  Mr. Mangiardi is an accomplished senior executive with proven experience as a President, CEO and COO in the Life Sciences and Bio Energy product and service sectors. He is a strong P&L performer and corporate strategist in General Management, Operations, Sales/Marketing, and Science. Mr. Mangiardi has held positions as a Research Chemist for Bio-Rad Laboratories, Inc.; Sales & Marketing Director for Baxter Travenol, Inc.; Executive VP and COO for Quintiles Transnational Corp.; President and CEO of Diagnostics Laboratories, Inc., Clingenix, Inc., and Bilcare, Inc.; and President of AAI Pharma, Inc.  More recently he was the COO/Deputy Director of Operations and Production at the University of California Lawrence Berkeley National Laboratory Joint Genome Institute. Mr. Mangiardi has experience with three start-ups, two midsize, and several mature companies, and has international experience leading and managing organizations on four continents. He has vast experience in leading alliances, acquisitions, due diligence, and post-acquisition assimilation.  Mr. Mangiardi earned a BS in Biology/Chemistry from Eastern Illinois University and two MBA degrees from Golden Gate University - in General Management and in Marketing.  Mr. Mangiardi is listed as an inventor in eight patents and is a member of numerous professional organizations.

Mr. Kevin A. Pollack has served as a director of the Company since July 2012.  Since 2007, Mr. Pollack has been a Managing Director at Paragon Capital, a private investment firm focused primarily on investing in U.S.-listed companies. Since 2003, he also has served as President of Short Hills Capital LLC, a FINRA-registered broker-dealer, where he provides a range of advisory services to investors, asset management firms, institutions, and companies. Prior to that, he worked as an investment banker at Banc of America Securities LLC, focusing on corporate finance, and on mergers and acquisitions from 2000 to 2001. He started his career at Sidley Austin LLP (formerly Brown & Wood LLP) as a securities attorney focusing on corporate finance, and on mergers and acquisitions from 1996 to 2000.  During 2012, Mr. Pollack joined and currently sits on the Board of Directors of both Lightlake Therapeutics Inc., a developing biopharmaceutical company focused on building a platform of biopharmaceutical solutions to common addictions and related disorders, and MagneGas Corporation, the developer of a technology that converts liquid waste into a hydrogen-based metal working fuel and natural gas alternative. Mr. Pollack graduated magna cum laude from The Wharton School of the University of Pennsylvania and received a dual J.D./M.B.A. from Vanderbilt University, where he graduated with Beta Gamma Sigma honors.

Mr. Richard T. Schumacher, the founder of the Company, has served as a director of the Company since 1978. He has served as the Company’s Chief Executive Officer since April 16, 2004 and President since September 14, 2004. He previously served as Chief Executive Officer and Chairman of the Board of the Company from 1992 to February 2003. From July 9, 2003 until April 14, 2004 he served as a consultant to the Company pursuant to a consulting agreement. He served as President of the Company from 1978 to August 1999. Mr. Schumacher served as the Director of Infectious Disease Services for Clinical Sciences Laboratory, a New England-based medical reference laboratory, from 1986 to 1988. From 1972 to 1985, Mr. Schumacher was employed by the Center for Blood Research, a nonprofit medical research institute associated with Harvard Medical School. Mr. Schumacher received a B.S. in Zoology from the University of New Hampshire.

Corporate Governance

Board of Directors and Committee Meetings; Annual Meeting Attendance.  The Board of Directors held eighteen (18) meetings during the year ended December 31, 2011.  Mr. Fritzsche attended at least 75% and Mr. Schumacher attended 100% of all meetings of the Board of Directors and each committee of the Board of Directors on which they served.  Mr. Peterson attended twelve meetings or 100% of all meetings since his directorship commenced in 2011.  All of the Company’s directors are encouraged to attend the Company’s annual meetings of stockholders.  Mr. Fritzsche and Mr. Schumacher attended the Company’s 2011 Special Meeting in Lieu of the Annual Meeting of Stockholders.

Board Independence. The Board of Directors has reviewed the qualifications of each of Messrs. Mangiardi, Peterson and Pollack, constituting more than a majority of the Company’s current directors, and Messrs. Freitag, Goldberg, Payne, Rosenson and Saravis, former directors that served on the Board of Directors during 2011, and has affirmatively determined that each individual is, or at the time of their service was, “independent” as such term is defined under the current listing standards of the Nasdaq Stock Market.  The Board of Directors has determined that none of these directors has a material relationship with the Company that would interfere with the exercise of independent judgment.  In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholder Communications. Any stockholder wishing to communicate with any of the Company’s directors regarding the Company may write to the director, c/o Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375.  The Clerk will forward any reasonable communications directly to the director(s).

Code of Ethics. Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Company has adopted a Code of Ethics for Senior Financial Officers that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, and other persons performing similar functions.  A copy of the code of ethics is posted on, and may be obtained free of charge from the investor relations portion of the Company’s website at www.pressurebiosciences.com.  If the Company makes any amendments to its Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, or other persons performing similar functions, the Company will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a Current Report on Form 8-K.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations.  The Board’s primary responsibility is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders.  The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors.  It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources.  The Board participates in decisions that have a potential major economic impact on the Company and its stockholders.  Management keeps the directors informed of Company activity through regular written reports and presentations at Board and committee meetings.

The Board of Directors is led by its Chairman, Mr. Peterson.  Each of our Audit, Nominating and Compensation Committees provide oversight and assess risk in their respective areas.  In addition, the Board and each committee have an active role in overseeing management of our Company’s risk.  The Board regularly reviews information regarding our operations, credit, and liquidity, as well as the risks associated with each.

Board Committees

Standing committees of the Board of Directors include an Audit Committee, a Compensation Committee, and a Nominating Committee.

Audit Committee.

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Audit Committee, with Mr. Pollack serving as Chairman.

The Board of Directors has determined that Mr. Pollack qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee operates pursuant to a written charter (the “Audit Committee Charter”), a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com.  Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) the Company’s financial reporting process, accounting functions, and internal controls, and (ii) the qualifications, independence, appointment, retention, compensation, and performance of the Company’s independent registered public accounting firm. The Audit Committee is also responsible for the establishment of “whistle-blowing” procedures, and the oversight of other compliance matters. The Audit Committee held four (4) meetings during fiscal 2011.

Compensation Committee.

General

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Compensation Committee.  The Compensation Committee operates pursuant to a written charter, a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com.  The primary functions of the Compensation Committee include (i) reviewing and approving our executive compensation, (ii) reviewing the recommendations of the President and Chief Executive Officer regarding the compensation of our executive officers, (iii) evaluating the performance of the President and Chief Executive Officer, (iv) overseeing the administration and approval of grants of stock options and other equity awards under our equity incentive plans, and (v) recommending compensation for our Board of Directors and each committee thereof for review and approval by the Board of Directors. The Compensation Committee held one (1) meeting during fiscal 2011.

The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

Compensation Objectives

In light of the relatively early stage of commercialization of our products, we recognize the importance of attracting and retaining key employees with sufficient experience, skills, and qualifications in areas vital to our success, such as operations, finance, sales and marketing, research and development, engineering, and individuals who are committed to our short- and long-term goals.  The Compensation Committee has designed our executive compensation programs with the intent of attracting, motivating, and retaining experienced executives and, subject to our limited financial resources, rewarding them for their contributions by offering them a competitive base salary, potential for annual cash incentive bonuses, and long-term equity-based incentives, typically in the form of stock options.  The Compensation Committee strives to balance the need to retain key employees with financial prudence given our history of operating losses, limited financial resources and the early stage of our commercialization.

Executive Officers and Director Compensation Process

The Compensation Committee considers and determines executive compensation according to an annual objective setting and measurement cycle.  Specifically, corporate goals for the year are initially developed by our executive officers and are then presented to the Board of Directors and Compensation Committee for review and approval. Individual goals are intended to focus on contributions that facilitate the achievement of the corporate goals. Individual goals are first proposed by each executive officer, other than the President and Chief Executive Officer, then discussed by the entire senior executive management team and ultimately compiled and prepared for submission to the Board of Directors and the Compensation Committee, by the President and Chief Executive Officer.  The Compensation Committee sets and approves the goals for the President and Chief Executive Officer.  Generally, corporate and individual goals are set during the first quarter of each calendar year.  The objective setting process is coordinated with our annual financial planning and budgeting process so our Board of Directors and Compensation Committee can consider overall corporate and individual objectives in the context of budget constraints and cost control considerations.  Annual salary increases, bonuses, and equity awards, such as stock option grants, if any, are tied to the achievement of these corporate and individual performance goals as well as our financial position and prospects.

Under the annual performance review program, the Compensation Committee evaluates individual performance against the goals for the recently completed year. The Compensation Committee’s evaluation generally occurs in the first quarter of the following year. The evaluation of each executive (other than the President and Chief Executive Officer) begins with a written self-assessment submitted by the executive to the President and Chief Executive Officer. The President and Chief Executive Officer then prepares a written evaluation based on the executive’s self-assessment, the President and Chief Executive Officer’s evaluation, and input from others within the Company. This process leads to a recommendation by the President and Chief Executive Officer for a salary increase, bonus, and equity award, if any, which is then considered by the Compensation Committee. In the case of the President and Chief Executive Officer, the Compensation Committee conducts his performance evaluation and determines his compensation, including salary increase, bonus, and equity awards, if any. We generally expect, but are not required, to implement salary increases, bonuses, and equity awards, for all executive officers, if and to the extent granted, by April 1 of each year.

Non-employee director compensation is set by our Board of Directors upon the recommendation of the Compensation Committee. In developing its recommendations, the Compensation Committee is guided by the following goals: compensation should be fair relative to the required services for directors of comparable companies in our industry and at our company’s stage of development; compensation should align directors’ interests with the long-term interest of stockholders; the structure of the compensation should be simple, transparent, and easy for stockholders to understand; and compensation should be consistent with the financial resources, prospects, and competitive outlook for the Company.

In evaluating executive officer and director compensation, the Compensation Committee considers the practices of companies of similar size, geographic location, and market focus. In order to develop reasonable benchmark data the Compensation Committee has referred to publicly available sources such as Salary.com and the BioWorld Survey.  While the Compensation Committee does not believe benchmarking is appropriate as a stand-alone tool for setting compensation due to the unique aspects of our business objectives and current stage of development, the Compensation Committee generally believes that gathering this compensation information is an important part of its compensation-related decision making process.

The Compensation Committee has the authority to hire and fire advisors and compensation consultants as needed and approve their fees.  No advisors or compensation consultants were hired or fired in fiscal 2011.

The Compensation Committee is also authorized to delegate any of its responsibilities to subcommittees or individuals as it deems appropriate.  The Compensation Committee did not delegate any of its responsibilities in fiscal 2011.

Nominating Committee.

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Company’s Nominating Committee.  The Nominating Committee operates pursuant to a written charter, a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com.  The Nominating Committee held one (1) meeting during fiscal year 2011.

The primary functions of the Nominating Committee are to (i) identify, review, and evaluate candidates to serve as directors of the Company, (ii) make recommendations of candidates to the Board of Directors for all directorships to be filled by the stockholders or the Board of Directors, and (iii) serve as a focal point for communication between such candidates, the Board of Directors, and management.

The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms, or other appropriate sources.  For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders.  These criteria include whether the candidate assists in achieving a mix of Board members that represents diversity of background and professional experience, including with respect to ethnic background, age and gender.  In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.  If a stockholder wishes to recommend a candidate for director for election at the 2013 Annual Meeting of Stockholders, he or she must follow the procedures described below under “Stockholder Proposals.”

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2011 with management of the Company.  The Audit Committee also discussed with Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has also received and reviewed the required written disclosures and a confirming letter from Marcum under applicable requirements of the Public Accounting Oversight Board regarding Marcum’s independence, and has discussed the matter with Marcum.

Based upon its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2011 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Audit Committee:

Kevin A. Pollack, Chair
Vito J. Mangiardi
Jeffrey N. Peterson

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed Marcum LLP (“Marcum”), an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2012.  Marcum, and its predecessor UHY LLP (“UHY”), have served as the Company’s independent registered public accounting firm since September 14, 2006.  A representative of Marcum will be available during the Meeting to make a statement if such representative desires to do so and to respond to questions.

Independent Registered Public Accounting Fees

The following is a summary of the fees billed to the Company by Marcum, the Company’s current independent registered public accounting firm, for the fiscal year ended December 31, 2011 and 2010:

	Fiscal 2011 Fees	Fiscal 2010 Fees
Audit Fees	$105,570	$111,696
Audit-Related Fees	51,500	3,500
Tax and Other Fees	-	-
	$157,070	$115,196

Audit Fees. Consist of aggregate fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, as well as services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”  Fees billed by Marcum for 2011 were fees associated with derivative valuations and a consent delivered in connection with the Company’s Registration Statement on Form S-3 and Registration Statement on Form S-1.  Fees billed by Marcum for 2010 were fees associated with a consent delivered in connection with the Company’s Registration Statement on Form S-8.  There were no other fees for services rendered by Marcum other than those described above.

Audit Committee Policy on Pre-Approval of Services

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services, and other services.  Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth certain information as of October 25, 2012 concerning the beneficial ownership of Common Stock for: (i) each director and director nominee, (ii) each Named Executive Officer in the Summary Compensation Table under “Executive Compensation” below, (iii) all executive officers and directors as a group, and (iv) each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of 5% or more of the Company’s Common Stock.  Except as indicated below, the address for each of the persons below who are beneficial owners of 5% or more of the Company’s Common Stock is the Company’s corporate address at 14 Norfolk Avenue, South Easton, MA 02375.

Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and is calculated based on 11,644,889 shares of our Common Stock issued and outstanding as of October 25, 2012.  Shares of Common Stock subject to options, warrants, preferred stock or other securities convertible into Common Stock that are currently exercisable or convertible, or exercisable or convertible within 60 days of October 25, 2012, are deemed outstanding for computing the percentage of the person holding the option, warrant, preferred stock, or convertible security but are not deemed outstanding for computing the percentage of any other person.

Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

Name of Beneficial Owner	Amount and Nature of Beneficially Ownership(1)	Percent of Class

Ironridge BioPharma Co. Harbour House, Waterfront Drive PO Box 972, Road Town Tortola, British Virgin Islands(2)	1,107,333	8.7%
Clayton A. Struve 175 W. Jackson Blvd Ste 440 Chicago, IL 60604(3)	1,051,664	9.0%
Richard T. Schumacher(4)	1,165,854	9.5%
R. Wayne Fritzsche(5)	771,887	6.4%
Jeffrey N. Peterson(6)	241,559	2.0%
Kevin A. Pollack(7)	253,333	2.1%
Edmund Y. Ting, Ph.D(8)	142,523	1.2%
Alexander V. Lazarev, Ph.D(9)	117,141	1.0%
Vito J. Mangiardi(10)	93,333	0.8%

All Executive Officers and Directors	2,947,840	21.6%
as a Group (nine persons)(11)

1)
The terms of the Company’s Series D Preferred Stock and Series D warrants, Series E Preferred Stock, Series G Preferred Stock and Series G warrants and various common stock warrants issued in connection with the Company’s fundraising efforts contain a limitation on conversion which prevents the holder from converting shares of Series D and Series G Preferred Stock into, or exercise of the warrants for, shares of Common Stock if, after giving effect to the conversion or exercise, as the case may be, the holder would beneficially own more than 4.99% of the outstanding shares of Common Stock. The holder may elect to increase this limitation to 9.99%, 14.99% or 19.99%, upon not less than 61 days prior written notice to the Company.

2)
Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on April 9, 2012 by Ironridge Global IV, Ltd., reporting no sole power to vote or direct the vote over, but the sole power to dispose or direct the disposition of 1,107,333 shares.

3)
Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on October 17, 2012 by Clayton A. Struve, reporting the sole power to vote or direct the vote over, and to dispose or direct the disposition of 1,051,664 shares.

4)
Includes (i) 254,375 shares of Common Stock issuable upon exercise of options; (ii) 60,000 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock and (iii) 284,675 shares of Common Stock issuable upon the exercise of warrants.  Does not include 20,162 shares of Common Stock held by Mr. Schumacher’s minor son as his wife exercises all voting and investment control over such shares.

5)
Includes 143,333 shares of Common Stock issuable upon exercise of options; (ii) 30,000 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock and (iii) 242,069 shares of Common Stock issuable upon the exercise of warrants.

6)
Includes (i) 44,583 shares of Common Stock issuable upon exercise of options; (ii) 46,000 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock; (iii) 85,500 shares of Common Stock issuable upon the exercise of warrants; and (iv) 62,500 shares of common stock issuable upon conversion of an outstanding convertible debenture.

7)
Includes (i) 33,333 shares of Common Stock issuable upon exercise of options; (ii) 80,000 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock; (iii) 90,000 shares of Common Stock issuable upon the exercise of warrants; and (iv) 50,000 shares of common stock issuable upon conversion of an outstanding convertible debenture.

8)
Includes (i) 118,375 shares of Common Stock issuable upon exercise of options; (ii) 6,140 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock and (iii) 8,290 shares of Common Stock issuable upon the exercise of warrants.

9)
Includes 99,375 shares of Common Stock issuable upon exercise of options; (ii) 4,710 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock and (iii) 6,705 shares of Common Stock issuable upon the exercise of warrants.

10)
Includes (i) 33,333 shares of Common Stock issuable upon exercise of options; (ii) 40,000 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock and (iii) 20,000 shares of Common Stock issuable upon the exercise of warrants.

11)
Includes (i) 139,292 shares of Common Stock issuable upon exercise of options; (ii) 2,200 shares of Common Stock issuable upon conversion of Series G Convertible Preferred Stock and (iii) 6,320 shares of Common Stock issuable upon the exercise of warrants.

Equity Compensation Plan Information

We maintain a number of equity compensation plans for employees, officers, directors and other entities and individuals whose efforts contribute to our success. The table below sets forth certain information as of our fiscal year ended December 31, 2011 regarding the shares of our Common Stock available for grant or granted under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	1,508,500	$2.34	394,500

________________________ (1) Includes the following plans: 1999 Non-Qualified Stock Option Plan and 2005 Equity Incentive Plan.

EXECUTIVE COMPENSATION

2011 Summary Compensation Table

The Summary Compensation Table below sets forth the total compensation paid or earned for the fiscal years ended December 31, 2011 and 2010 for: (i) each individual serving as our Chief Executive Officer (“CEO”) or acting in a similar capacity during any part of fiscal 2011; and (ii) the other two most highly paid executive officers (collectively, the “Named Executive Officers”) who were serving as executive officers at the end of fiscal 2011.

Name and Principal Position	Fiscal Year	Salary(1)	Option Awards(2)	All other Compensation(3)	Total

Richard T. Schumacher	2011	$286,371	$11,835	$30,434	$328,640
President, Chief Executive Officer and Chief Financial Officer	2010	281,456	-	26,640	308,096

Edmund Ting, Ph.D	2011	197,634	11,835	1,304	210,773
Senior Vice President of Engineering	2010	192,546	-	1,329	193,875

Alexander Lazarev, Ph.D	2011	171,600	11,835	7,501	190,936
Vice President of Research and Development	2010	157,395	-	7,666	163,883

(1) Salary refers to base salary compensation paid through our normal payroll process.  No bonus was paid to any Named Executive Officer for 2010 or 2011.

(2) Amounts shown do not reflect compensation received by the Named Executive Officers.  Instead, the amounts shown are the aggregate grant date fair value as determined pursuant to FASB ASC 718, Compensation-Stock Compensation.  Please refer to Note 2, xiii, “Accounting for Stock-Based Compensation” in the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2011, for the relevant assumptions used to determine the valuation of stock option grants.  No stock options were granted in 2010 to our executive officers.

(3) “All Other Compensation” includes our Company match to the executives’ 401(k) contribution and premiums paid on life insurance for the executives.  Both of these benefits are available to all of our employees.  In the case of Mr. Schumacher, “All Other Compensation” also includes $7,980 in premiums we paid for a life insurance policy to which Mr. Schumacher’s wife is the beneficiary.  Mr. Schumacher’s compensation includes $19,840 and $18,496 paid to his spouse, who is one of our part-time employees, for 2011 and 2010, respectively.  “All Other Compensation” for Dr. Lazarev includes $6,000 paid to Dr. Lazarev in lieu of his participation in the medical benefit plan offered by the Company.

Outstanding Equity Awards at Fiscal-Year End 2011

The following table sets forth certain information regarding outstanding stock options awards for each of the Named Executive Officers as of December 31, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)		Option Exercise Price ($)	Option Expiration Date

Richard T. Schumacher	60,000	-		$3.08	2/11/2012
President, Chief Executive Officer and Chief Financial Officer	30,000	-		$2.70	12/2/2012
	75,000	-		$2.92	6/17/2015
	30,000	-		$3.86	3/30/2016
	70,000	-		$3.51	2/12/2017
	75,000	-		$0.77	3/12/2019
		15,000	(2)	$1.05	9/09/2021

Edmund Y. Ting, Ph.D	60,000	-		$3.87	4/24/2016
Senior Vice President of Engineering	12,000	-		$2.75	9/25/2018
	42,000	-		$0.77	3/12/2019
		15,000	(2)	$1.05	9/09/2021
Alexander V. Lazarev, Ph.D	50,000	-		$3.88	3/02/2016
Vice President of Research & Development	10,000	-		$2.75	9/25/2018
	35,000	-		$0.77	3/12/2019
		15,000	(2)	$1.05	9/9/2021
_____________________

(1)
All unvested stock options listed in this column were granted to the Named Executive Officer pursuant to our 2005 Equity Incentive Plan.  All options expire ten years after the date of grant.  Unvested stock options become fully vested and exercisable upon a change of control of our company.

(2)
Options to purchase shares of Common Stock were granted on September 9, 2011 to each of the Named Executive Officers, of which 25% of the stock options will vest on the first anniversary of the date of grant while the remainder will vest monthly over the remaining three year vesting period.

Retirement Plan

All employees, including the Named Executive Officers, may participate in our 401(k) Plan. Under the 401(k) Plan, employees may elect to make before tax contributions of up to 60% of their base salary, subject to current Internal Revenue Service limits. The 401(k) Plan does not permit an investment in our Common Stock. We match employee contributions up to 50% of the first 2% of the employee’s earnings. Our contribution is 100% vested immediately.

Severance Arrangements

Each of Mr. Schumacher, Dr. Ting, Dr. Lazarev, and Dr. Lawrence, executive officers of the Company, is entitled to receive a severance payment if terminated by us without cause.  The severance benefits would include a payment in an amount equal to one year of such executive officer’s annualized base salary compensation plus accrued paid time off.  Additionally, the officer will be entitled to receive medical and dental insurance coverage for one year following the date of termination.

Change-in-Control Arrangements

Pursuant to severance agreements with four of our executive officers, each of Dr. Ting, Dr. Lazarev and Dr. Lawrence, but not Mr. Schumacher, is entitled to receive a change of control payment in an amount equal to one year (other than Mr. Schumacher) of such executive officer’s annualized base salary compensation, accrued paid time off, and medical and dental coverage, in the event of a change of control of our company. In the case of Mr. Schumacher, his payment is equal to two years of annualized base salary compensation, accrued paid time off, and two years of medical and dental coverage.

Pursuant to our 2005 Equity Incentive Plan, any unvested stock options held by a Named Executive Officer will become fully vested upon a change in control (as defined in the 2005 Equity Incentive Plan) of our company.

2011 Director Compensation

The following table sets forth certain information regarding compensation earned or paid to the Company’s directors during fiscal year 2011.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (1)	Option Awards (2)(3)	Total

Gregory G. Freitag	$10,000	$12,500	$-	$22,500
R. Wayne Fritzsche (4)	10,000	10,000	-	20,000
Alan I. Goldberg	10,000	12,500	-	22,500
Vito J. Mangiardi	-	-	-	-
J. Donald Payne	10,000	27,500	-	37,500
Jeffrey N. Peterson	5,000	2,500	15,003	22,503
Kevin A. Pollack	-	-	-	-
Alan D. Rosenson	10,000	20,000	-	30,000
Calvin A. Saravis	10,000	20,000	-	30,000
Our non-employee directors receive the following compensation for service as a director:

(1) Each director earned a quarterly stipend of $2,500 for attending meetings of the full board of directors (whether telephonic or in-person) and attending committee meetings in 2011. However, the board of directors elected to defer and accrue the cash payment of these fees until our financial performance improves as determined by the board of directors.  We issued an aggregate of 124,996 shares of the Company’s Common Stock in September 2011 to current board members for payment of deferred board fees earned through September 30, 2011.  Amounts shown under the heading “Stock Awards” do not reflect compensation received by the directors, but instead reflect the aggregate grant date fair value of the stock issued in lieu of payment of director fees as determined by the Company’s closing stock price on September 1, 2011.  New fees since October 1, 2011 will be deferred and accrued.  There is no limit to the number of meetings of our board of directors or committees that may be called.  Messrs. Mangiardi and Pollack did not serve as directors in 2011.

(2) Amounts shown do not reflect compensation received by the directors. Instead, the amounts shown are the aggregate grant date fair value as determined pursuant to FASB ASC 718, Compensation-Stock Compensation. Please refer to Note 2, xiii, “Accounting for Stock-Based Compensation” in the Notes to the Consolidated Financial Statements for the fiscal year ended December 31, 2011, for the relevant assumptions used to determine the valuation of stock option grants.

(3) The following table shows the total number of outstanding stock options and stock awards as of December 31, 2011 that have been issued as director compensation as described in item 1 above.

Name	Aggregate Number of Stock Options Outstanding	Aggregate Number of Stock Awards Outstanding

Gregory G. Freitag	25,000	14,880
R. Wayne Fritzsche	135,000	11,904
Alan I. Goldberg	25,000	14,880
Vito J. Mangiardi	-	-
J. Donald Payne	88,000	32,738
Jeffrey N. Peterson	25,000	2,976
Kevin A. Pollack	-	-
Alan D. Rosenson	25,000	23,809
Calvin A. Saravis, Ph.D	110,000	23,809

(4) Please refer to the information under the heading “Other Matters” in this proxy statement for information regarding consulting services performed by, and fees paid, Mr. Fritzsche.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

You are being asked to ratify the Board of Directors’ appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Marcum LLP, and its predecessor UHY LLP, has served as the Company’s independent registered public accounting firm since September 14, 2006.  A representative of Marcum LLP is expected to attend the Meeting and will have an opportunity to make a statement and respond to appropriate questions.  Refer to the Audit Committee Report and the information under the heading “Independent Registered Public Accounting Firm” in this proxy statement for information regarding services performed by, and fees paid to, Marcum LLP during the years 2010 and 2011.

Our Bylaws do not require that our stockholders ratify the appointment of Marcum LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance.  If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the approval of Proposal No. 2.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposal No. 2, the ratification of the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

OTHER MATTERS

Transactions with Related Persons

In June 2010, the Board of Directors extended the engagement of Mr. Wayne Fritzsche, the Company’s Chairman, as an investor relations consultant to the Company, with an increase of annual cash compensation to $110,000.  Subsequently, in July 2012, the Board of Directors decreased the annual cash compensation to $60,000 for Mr. Fritzsche.  Mr. Fritzsche has been serving and continues to serve as an investor relations consultant to the Company.  In connection with this engagement, Mr. Fritzsche has not been on the Company’s Audit Committee since April 1, 2009.

On April 8, 2011 and April 12, 2011, we completed the first tranche of a private placement, pursuant to which we sold an aggregate of 55,048 units for a purchase price of $15.00 per unit, resulting in gross proceeds to us of $825,720 (the “Series C Private Placement”).  This was the first tranche of the Series C Private Placement.  In connection with the second tranche, the purchase price was reduced to $12.50 per unit and we issued an additional 11,011 units to the purchasers who participated in the first tranche, without any additional gross proceeds to us.  The second tranche closed on June 20, 2011 for the sale of 22,039 units for a purchase price of $12.50 per unit with gross proceeds of $275,485.  Each unit consisted of (i) one share of Series C Convertible Preferred Stock convertible into 10 shares of our Common Stock (subject to adjustment for stock splits, stock dividends, recapitalization, etc.) and (ii) a three-year warrant to purchase 10 shares of our Common Stock at a per share exercise price equal to the sum of (a) the Common Stock equivalent of the Series C Purchase Price (b) plus $0.88 (the “Series C Warrant”).  The Series C Warrants have since been amended to reduce the exercise price to $2.13.  Mr. Richard T. Schumacher, the Company’s Chief Executive Officer, participated in the Series C Private Placement on the same terms as the other investors.  Mr. Schumacher received 6,021 Series C Units for an aggregate purchase price of $75,262.50.

On April 5, 2012, the holders of the Series C Convertible Preferred Stock exchanged all of their Series C Preferred Stock and warrants for units that we offered in our February 2012 private placement consisting of shares of common stock and warrants to purchase shares of common stock (with a warrant to purchase 0.5 shares of common stock for each share of common stock purchased in the February 2012 private placement), resulting in an aggregate of 1,372,247 shares of common stock and warrants to purchase an aggregate of 686,125 shares of common stock being issued to the holders of Series C Units.  Mr. Schumacher received 93,786 shares of common stock and 46,894 warrants in the exchange by surrendering the 6,021 Series C Units above.

On September 7, 2011, the Company received a loan in the amount of $100,000 from the Company’s Chief Executive Officer, Richard T. Schumacher.  The loan was made pursuant to a convertible promissory note (the “Note”) with a maturity date of March 7, 2012, which may be extended with the mutual consent of the parties.  The interest rate under the Note is 20% per annum.  The Note may be repaid, at the election of the holder (i) in cash, (ii) by conversion into that number of securities issued in the next financing completed by the Company having an aggregate purchase price equal to the then outstanding principal amount of the Note, together with any accrued and unpaid interest due at the time of conversion or (iii) conversion into shares of Common Stock of the Company at a conversion price of $1.00 per share.  In connection with the loan, the Company issued warrants to Mr. Schumacher to purchase 12,048 shares of the Company’s Common Stock, at an exercise price of $0.83 per share, and warrants to purchase 105,882 shares of the Company’s Common Stock, at an exercise price of $0.85 per share.  Both warrants are exercisable on or after March 07, 2012 and expire on September 7, 2014.  On February 7, 2012, as further described below, Mr. Schumacher converted the $100,000 principal amount of the Note in the Company’s private placement in February 2012 of shares of restricted Common Stock and warrants to purchase shares of Common Stock at a purchase price of $0.9125 per share in return for 109,589 shares of restricted Common Stock and 54,795 warrants at an exercise price of $0.85 per share, in full satisfaction of the Note.  In August 2012, the Board of Directors approved the issuance of 100,000 shares of the Company’s Common Stock to Mr. Schumacher in settlement of a $40,000 debt.  No interest was charged on this debt.

On February 7, 2012, we completed a private placement, pursuant to which we sold an aggregate of 971,867 units, resulting in gross proceeds to us of $800,000.  Each unit consisted of (i) one share of restricted Common Stock and (ii) a warrant to purchase one-half share of restricted Common Stock.  The price per unit was $0.8025 for units consisting of 789,350 shares and 394,677 warrants, and was $0.9125 for units consisting of the remaining 182,517 shares and 91,260 warrants.  The warrants are exercisable for a period of five years, commencing on August 7, 2012, at an exercise price of $0.74 per share for the purchasers of the 789,350 shares, and $0.85 per share for the purchasers of the 182,517 shares.  Mr. R. Wayne Fritzsche, the Company’s Chairman, participated in the private placement on the same terms as the other investors purchasing the $0.8025 units.  Mr. Fritzsche received 15,518 units for an aggregate purchase price of $12,453.  As noted above, Mr. Schumacher also participated in the private placement in February 2012.

On July 6, 2012, we completed the first tranche of a private placement, pursuant to which we sold an aggregate of 120,000 units for a purchase price of $5.00 per unit, resulting in gross proceeds to us of $600,000 (the “Series G Private Placement”). This was the first tranche of the Series G Private Placement. Each unit consisted of (i) one share of Series G Convertible Preferred Stock convertible into 10 shares of the Company’s Common Stock and (ii) a warrant to purchase five shares of the Company’s Common Stock at an exercise price equal to $0.50 per share, with a term expiring on July 6, 2015. All of our current directors and officers participated in the Series G Private Placement on the same terms as the other investors. Our current directors and officers received 26,905 units for an aggregate purchase price of $134,525.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.

Based solely on the Company’s review of the copies of such Forms and written representations from certain reporting persons, the Company believes that all filings required to be made by the Company’s Section 16(a) reporting persons during the Company’s fiscal year ended December 31, 2011 were made on a timely basis.

Other Proposed Action

The Board of Directors knows of no matters which may come before the Meeting other than the matters described in this proxy statement.  However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Stockholder Proposals

Proposals which stockholders intend to present at the Company’s 2013 Annual Meeting of Stockholders (“2013 Annual Meeting”) and wish to have included in the Company’s proxy materials pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by the Company no later than July 1, 2013.  If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a stockholder proposal in the Company’s proxy materials is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting.

Stockholders who wish to make a proposal at the Company’s 2013 Annual Meeting, other than one that will be included in the Company’s proxy materials, should notify the Company no later than October 30, 2013 (assuming the meeting is held on December 13, 2013), unless the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, in which case the notice must be received a reasonable time before the Company sends its proxy materials for that meeting.  If a proponent who wishes to present such a proposal at the 2013 Annual Meeting fails to notify the Company by the proper date, the proxies solicited by the Board of Directors, with respect to such 2013 Annual Meeting, may grant discretionary authority to the proxies named therein, to vote with respect to such matter if such matter is properly brought before the 2013 Annual Meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the proxy rules of the SEC.

Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for director at the 2013 Annual Meeting by submitting the name, qualifications, experience, and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375. Generally, under the Company’s Bylaws, notice of such recommendations must be submitted in writing not later than 90 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in the Company’s Bylaws. The Company will accept from stockholders recommendations for nominees for director to be considered in connection with the 2013 Annual Meeting no later than September 15, 2013 (assuming the meeting is held on December 13, 2013). In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee’s charter, a copy of which may be obtained from the Company by written request sent to its principal executive offices. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein or in the Company’s Bylaws.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the section of the Proxy Statement entitled “Audit Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Additional Copies of our Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and as filed with the SEC, are available to stockholders without charge upon written request addressed to Clerk, Pressure BioSciences, Inc., 14 Norfolk Avenue, South Easton, MA 02375.

PROXY

PRESSURE BIOSCIENCES, INC.

The undersigned hereby appoints Richard T. Schumacher and Nathan Lawrence, acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting in Lieu of Annual Meeting of Stockholders of Pressure BioSciences, Inc. to be held on December 13, 2012 and at any adjournment(s) or postponement(s) thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTOR AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

☒   Please indicate your vote below, as in this example.

The Board of Directors recommends a vote FOR the election of the nominees as directors, and FOR Proposal No. 2.

1.   To elect the following nominees as Class I Directors:

For           Withhold
01 -           R. Wayne Fritzsche                                           ☐             ☐

For           Withhold
02 -           Jeffrey N. Peterson                                           ☐             ☐

2.  To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2012.

☐	FOR	☐	AGAINST	☐	ABSTAIN

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE SUCH CHANGE AT LEFT

(Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing).
Signature:	Title:	Date:

Signature:	Title:	Date: